                                                                    Exhibit 99.3
                                                                    ------------
                            HARD TOBACCO AGREEMENT
                            ----------------------


     THIS AGREEMENT is made this 25th day of April, 2001, between BROWN & WILLIAMSON TOBACCO CORPORATION, a Delaware corporation ("B&W"), and STAR SCIENTIFIC, INC., a Delaware corporation ("Star"), individually a "Party" and collectively, the "Parties".

     Factual Background
     ------------------

     Star, or Star Affiliates, hold or have the right to exploit certain issued U.S. patents and/or have U.S. patent applications pending which relate to the process for manufacturing a pelletized low-nitrosamine tobacco product composed in part of tobacco and intended for oral ingestion by dissolving in the mouth ("Hard Tobacco") and Star also has certain trade secrets and Know-How relating to the manufacturing and formulation of Hard Tobacco (collectively, the "Intellectual Property"). B&W desires to acquire the right to test market Hard Tobacco for consumer acceptance and, subject to Star's rights set forth herein, the exclusive right to purchase the Hard Tobacco from Star and resell Hard Tobacco in the U.S. on the terms and conditions set forth herein.

     NOW THEREFORE, in consideration of the mutual representations, warranties and covenants and subject to the terms and conditions herein contained, the Parties hereto agree as follows:

     1.  Definitions.
         -----------
     B&W Requirements means with respect to the Product such quantities of the Product as B&W may order to meet its reasonable sales forecasts and inventory requirements.

     B&W's Specifications means the properties and ingredients of the Product and packaging in the respective Styles and formulations to be established by B&W within one hundred twenty (120) days from the date of this Agreement which will then be annexed as Exhibit A to this Agreement and made a part hereof, as subsequently revised from time to time by B&W provided that B&W bears the expense and cost of implementing such revisions.

     Bonded Warehouse means a warehouse of B&W which qualifies as a bonded warehouse under the regulations promulgated by the Department of Treasury, Division of Alcohol, Tobacco and Firearms.

     Brand means the individual brandname of the Product marketed and sold by B&W, or its subsidiaries, under trademarks owned by, or licensed to, B&W, or its subsidiaries, which B&W elects to have Star manufacture and package for B&W pursuant to the terms of this Agreement.

     Contract Manufacturer means a third party contract manufacturer selected by Star to manufacture the Product pursuant to a license from Star in the event Star is unable to meet B&W Requirements after expanding manufacturing capacity in accordance with Section 3.02 and B&W has elected not to manufacture the Product itself.

     Exclusivity Period means a period of time commencing with the execution of this Agreement and ending ten (10) years thereafter.

     Know-How means all information, including without limitation, Trade Secrets, whether or not patentable, relating to, used in, or useful in connection with the utilization of tobacco in the formulation and manufacturing of the Product, whether any such information is now in the possession of [***], Star, or any affiliated company, or any of them, or developed or acquired by any of them during the term of this Agreement.

     Materials means Packaging Materials and Tobacco Materials.

     Orders shall mean B&W's written instructions to manufacture the Product pursuant to this Agreement.

     Original Formulations means the actual formula or formulae selected by B&W for test marketing of the Product.

     Packaging Materials means all packaging materials relating to packing the Product in child-proof containers, each containing a quantity of twenty (20) of the Product, and including, but not limited to, all labels, foil, cellophane, box blanks, carton blanks and case packaging materials.

     Product means Hard Tobacco which B&W purchases and sells under its Brands.

     Product Cost means the cost of Star and/or the Contract Manufacturer, as the case may be, to manufacture the Product determined in accordance with the protocol annexed hereto as Exhibit B.

     Restated Master Agreement means the Agreement between the Parties denoted as such of like date and to which this Agreement is annexed as Exhibit E.

     Star's Factory means Star's manufacturing facility or facilities for hard tobacco products the capacity of which may be increased in accordance with
Section 3.02.

     Star's Scientific Advisory Board shall have the meaning ascribed it in the Restated Master Agreement.

     Style means a type of Product such as (i) menthol or non-menthol, or (ii) otherwise having a distinctive flavoring or other distinguishing characteristics.

     Style/Brand means an individual Style of the Brand.

     Tobacco Blends means the tobacco which Star blends or prepares for use in the Product having the specification and properties set forth in Exhibit A, for use in manufacturing the Product for B&W pursuant to this Agreement.

     Tobacco Materials means Tobacco Blends, flavorings, binding agent and other materials normally utilized in the production of the Product but excluding Packaging Materials.

     Trade Secrets means, with respect to Star or B&W, information, including a formula, pattern, compilation, program, device, method, technique or process, that: (i) derives independent economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use, and
(ii) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy.

     2.  Exclusivity Period; Manufacturing of Product; Market Test; and Rollout
         ----------------------------------------------------------------------

         2.01 Subject to the terms and conditions of this Agreement, Star grants to B&W the rights in the United States: (a) to purchase hard tobacco manufactured by Star, (b) in the event Star is unable to meet B&W Requirements after Star and B&W have exercised the procedures set forth in Section 3.02, to manufacture the Product itself, provided, however, that if B&W notifies Star in writing that in lieu of B&W manufacturing the Product, B&W prefers that Star engage a Contract Manufacturer, Star will engage a Contract Manufacturer to manufacture the Product and B&W will have the right to purchase additional Product from the Contract Manufacturer designated by Star, and (c) to sell and distribute the Product in the United States. Subject to Star's rights hereunder, the rights granted to B&W are exclusive to B&W during the Exclusivity Period and will become non-exclusive for the remaining term of this Agreement, reserving unto Star the rights set forth in Section 2.02.

     2.02 Star will retain the right to manufacture, market, distribute and sell for its own account, a Hard Tobacco product during B&W's Exclusivity Period and thereafter. Star's sale through normal wholesale, retail and distribution channels is considered a sale for its own account.

     2.03 B&W intends to market the Product for use by smokers for those times when smokers are unable to smoke and will commence a test market of the Product on or before [***] (the "Market Test"). B&W will have one year after commencement of the Market Test to conduct its Market Test. Star will manufacture the Product for the Market Test in sufficient quantities for B&W to conduct the Market Test and will provide B&W with alternative Original Formulations requested by B&W, at B&W's sole cost and expense, for use in the Market Test. B&W will not rely on any reformulation of a hard tobacco product, from whatever source derived, as a basis for circumventing Star's patents or patent applications which Star, or its affiliate, have the right to exploit [***] or as a means for avoiding the royalty set forth in paragraph 4.04.

     2.04 B&W will advise Star in writing on or before [***] whether it deems the Market Test to be successful or unsuccessful. If the Market Test is successful, then a rollout of the Product will commence. If B&W determines that the Market Test has not been successful then this Agreement and the rights and obligations contained herein shall be terminated and B&W shall forfeit its rights hereunder. Upon termination of this Agreement for any reason, B&W and the companies it owns or controls will not manufacture, sell or distribute, nor compete with Star in the manufacture and/or sale or distribution of a hard tobacco product for a period of [***] years after the date of termination (the "Non-Compete Period"). B&W will adhere to the confidentiality provisions of
Section 9.04 of this Agreement in its dealings with affiliated companies which B&W does not control ("Other BAT Companies"). B&W will use reasonable efforts to encourage Other BAT Companies to work with Star in the event that such Other BAT Companies are interested in developing and marketing a hard tobacco product. B&W will use reasonable efforts to discourage Other BAT Companies from marketing a hard tobacco product in the United States other than through Star.

     2.05 B&W will retain the exclusive rights to the brand name selected by B&W for the hard tobacco product in the Market Test. B&W, subject to Star's concurrent right to use the same formulation, will retain the exclusive rights for the product formulations developed for the B&W test markets after the Exclusivity Period, but B&W shall have no right to use the brand name selected by Star for its product, unless otherwise agreed in writing by the Parties.

     2.06 For the purpose of enabling B&W to satisfy its regulatory obligations, and to enable B&W to determine if there are any issues regarding toxicological changes or product safety issues associated with use of the Product, and for no other purpose, Star shall from time to time as requested by B&W, disclose to B&W, in writing, all ingredients used in the B&W formulations of the Product, and sufficient information about the process of manufacturing the Product. All such information shall be maintained in confidence in accordance with the confidentiality provisions of Section 9.04 hereof.

     2.07  [***]

     2.08 Star may sell its Intellectual Property relating to the Product to an unrelated third party, subject however, to the rights herein granted to B&W, but any such proposed sale is also subject to a right of first refusal which Star hereby grants to B&W to acquire all rights to the technologies associated with the Product including all Intellectual Property rights which Star intends to offer to the Third Party (collectively the "Rights"). [***]

     3.  Orders.
         ------

         3.01 During the term of this Agreement and subject to the terms and provisions hereof, Star agrees to manufacture and/or cause to be manufactured by a Contract Manufacturer [***], B&W Requirements for the Product made to B&W's Specifications which B&W orders from Star pursuant to the terms of this Agreement. Costs incurred by Star in connection with any revisions to B&W Specifications shall be paid by B&W to Star and such costs shall be excluded from Product Costs. Star agrees to package and ship and/or caused to be shipped by the Contract Manufacturer, B&W Requirements for the Product in accordance with B&W's Orders which conform to the terms and provisions of this Agreement.

         3.02 In the event that the Market Test is successful and B&W rolls out the Product, and subsequently believes that B&W Requirements will be such that the capacity of the Star factory to meet both Star's requirements for the Product and B&W's Requirements will be exceeded, [***]

         3.03 All Orders under this Agreement shall be submitted to Star at Star's Factory and shall set forth the weekly quantities, by SKU (Stocking Unit) [***]. The orders will include the general shipping instructions including a destination address, which must be a bonded Warehouse. [***] The terms and conditions of this Agreement: (i) shall be deemed incorporated into and made a part of each Order, and (ii) shall not be modified, supplemented, or superseded by any terms or conditions in a purchase order or acknowledgment or acceptance thereof except as expressly agreed to in a writing separate from such purchase order signed by authorized representatives of both Parties and specifying the extent to which such purchase order overrides the terms and conditions of this Agreement. Star shall accept all Orders that conform to the terms of this Agreement provided that B&W is not in material default under this Agreement. If it occurs that there is not sufficient capacity to produce all of B&W's and Star's requirements in a given month, Star will allocate the capacity pro rata to the needs of both B&W and Star based on each company's share of that month's forecasted requirements.

     4.  Pricing and Payment; Royalties, Forgiveness of Debt.
         ---------------------------------------------------

         4.01 Star shall invoice B&W for the quantity of the Product shipped by Star [***]. In the event B&W requests production of Product, but requests Star to delay shipment of any [***] orders or portions thereof, Star may invoice B&W for such Product prior to shipment. The purchase price for the Product for each Order will be the Product Cost to manufacture the Product determined in accordance with the protocol set forth in Exhibit B ("the Product Cost Protocol") subject to the provisions of Section 3.02.

         4.02 Actual costs for transportation by an independent bonded carrier, insurance, other standard commercial charges and any tax, duty or payment to or for the benefit of a governmental entity, or payments required by statute or regulation, incurred with respect to the Product manufactured by Star for B&W under this agreement, will be for B&W's account. These charges will be noted separately from the standard manufactured price and will be invoiced separately. B&W will pay, without offset or setoff, all amounts due to Star for manufacturing of the Product, freight insurance and other applicable charges within ten (10) days of the date of Star's invoice by wire transfer to:

     [***]

         4.03 In the event B&W does not timely pay any amounts due B&W pursuant to this Agreement, B&W shall pay late charges on such past due amounts at a monthly rate of one and one-half percent (1 1/2%) (or, if less, the maximum interest rate then allowed under applicable law). If any invoice to B&W under this Agreement is more than seven (7) days past due, Star reserves the right to suspend all further shipments under this Agreement until all past due invoices under this Agreement have been paid in full with appropriate late charges.

         4.04 B&W will pay Star a royalty of U.S.$0.50 for each 20-pack of the Product (or an equivalent royalty rate if the Product is sold in containers holding more or less than 20 items of the Product) which B&W sells to wholesalers, distributors, retailers, or directly to consumers during the Exclusivity Period for the rights granted to B&W by Star hereunder relating to the Product, including the use of low TSNA tobacco. Upon termination of the Exclusivity Period, B&W will pay Star a royalty equal to fifty percent (50%) of the royalty rate prevailing at the end of the Exclusivity Period. Notwithstanding the foregoing, ownership in and to the Intellectual Property and all rights associated therewith, other than those expressly granted hereunder, shall remain with Star. Commencing in the year 2007, the royalty will be increased annually based upon the CPI using 2006 as the base. The amount of the royalty accruing under this Agreement will be determined on a quarterly basis and will be payable to Star thirty (30) days after the end of each calendar quarter by wire transfer. B&W will submit a statement to Star with each determination of the quarterly royalty certifying the amount of Product sold during the preceding quarter and the amount of Royalties for such quarter. During the term of this Agreement and for a period of two (2) years thereafter, B&W shall keep accurate and complete records of all data necessary for the computation of all Royalties due hereunder. From time to time upon five (5) days written notice to Star or its designated independent public accountant shall have the right at reasonable times during normal business hours to examine the records of B&W applicable to the calculation of the Royalties for the purpose of verifying the amounts owed to Star and the accuracy of the reports furnished by B&W hereunder; provided, however, that before obtaining access to and examining such records, Star shall execute and deliver, or cause its independent public accounts to execute and deliver, a confidentiality agreement in form and substance reasonably acceptable to B&W regarding B&W's records and the information contained therein. If the records show that B&W has underreported the quantity of Product that is sold or the amount of Royalties due by more than two percent (2%) during any calendar quarter, B&W shall pay all costs associated with the examination of the records, and all additional Royalties due.

         4.05 If Star's hard tobacco type product patents and low TSNA patents are adjudicated to be unenforceable (by reason of invalidity, non-infringement or other reasons) such that competitors are then free to offer a low TSNA hard tobacco type product without paying Star a royalty, then B&W's then-current royalty will be reduced by 50%.

         4.06 Notwithstanding the provisions of Section 4.04, until all indebtedness of Star and Star Tobacco & Pharmaceuticals, Inc. ("Star Tobacco") under the Credit Facility (as defined in the Restated Master Agreement) has been satisfied in full, the royalties accruing hereunder shall be offset against the indebtedness of Star and Star Tobacco to B&W in the manner provided for in the Restated Loan Agreement. Once such indebtedness has been satisfied in full, royalties hereunder shall be paid in cash.

         4.07 In the event that B&W notifies Star in writing that the Market Test of the Product is successful, fifty percent (50%) of the remaining unpaid balance of the currently outstanding indebtedness of Star and Star Tobacco to B&W will be forgiven. In the event that B&W or its distributors introduce the Product into retail locations in at least fifteen (15) states of the United States, one hundred percent (100%) of the remaining unpaid balance of the currently outstanding indebtedness of Star and Star Tobacco to B&W will be forgiven.

     5.  Delivery, Shipment, Risk of Loss.
         --------------------------------

         5.01 Identification of the goods to the contract shall occur and therefore title and risk of loss will transfer to B&W when they are placed in the hands of the carrier. Freight from Star's Factory to B&W's Bonded Warehouse will be coordinated and paid by Star but billed to B&W as an additional charge with each invoice.

     6.  Term
         ----

         6.01. In the event B&W in its sole discretion notifies Star in writing on or before December 31, 2002 that the Market Test has not been successful, then this Agreement and the rights and obligations of the Parties under this Agreement shall terminate as of he date of such notice and B&W shall forfeit all of its rights hereunder. In the absence of such notice the term of this Agreement shall be for [***] years and shall automatically renew for [***] successive [***]-year periods unless B&W otherwise elects to terminate this Agreement on six (6) months written notice to Star given six (6) months before the expiration of the initial term or any successive renewal term.

         6.02 This Agreement may also be terminated by either Party in the event of any material breach of any of the terms hereof, if the offending Party, after having been given written notice of such breach, shall fail to cure such breach within sixty (60) days of receipt of such notice. In such event, the non-offending Party may elect to give notice of termination of this Agreement, effective as of the date provided in such notice, but no later than one hundred twenty (120) days after the expiration of the cure period. Failure to so terminate within such one hundred twenty (120) day period shall be deemed to be a waiver only of the specific event of breach with respect to which such notice of breach was given.

         6.03 The Parties agree that these notice provisions are adequate in all circumstances, and, on termination of this Agreement in accordance with this paragraph, neither Party shall be liable for any costs or liabilities of the other associated with or resulting from such termination except as provided in this Agreement.

         6.04 Notwithstanding a termination of this Agreement by B&W pursuant to
Section 6.01, B&W acknowledges that it will be subject to any patents granted to Star relating to the Product; subject to the proviso that after the Non-Compete Period B&W shall not be bound by any patent which is invalidated by a third party. B&W agrees not to contest the validity of any patent issued to Star which reads on and relates to Hard Tobacco.

     7.  Indemnification
         ---------------

         7.01 Each Party hereby agrees to indemnify, protect, save and keep harmless the other Party, its parent, affiliates and subsidiaries and the directors, officers, employees, agents, successors and assigns of each of them, from and against any and all liabilities, obligations, costs, expenses (including reasonable attorneys' fees), losses, damages, penalties, judgments, claims, actions and suits brought by or through any third Party (herein collectively called "liabilities") imposed on, incurred or asserted against any one or more of them because of the breach of the other Party's obligations hereunder.

         7.02 B&W agrees to indemnify, protect, save and keep harmless Star, its parent, affiliates and subsidiaries and the directors, officers, employees, agents, successors and assigns of each of them, from and against any and all liabilities, obligations, costs, expenses (including reasonable attorneys' fees), losses, damages, penalties, judgments, claims, actions and suits brought by or through any third party (hereinafter collectively called "the liabilities") imposed on, incurred by or asserted against any one or more of them because of the sale, resale, consumption or use of any of the Product manufactured by Star for B&W pursuant to this Agreement. This indemnity does not apply where the Product supplied by Star fails to meet B&W's Specifications and the liabilities for which this indemnity is claimed result from such failure by Star.

         7.03 Each Party agrees to give the other Party prompt written notice of any claimed liabilities coming within the purview of this Article 8 and to cooperate fully in the defense thereof.

         7.04 EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, STAR MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY KIND TO B&W OR ITS CUSTOMERS, INCLUDING BUT NOT LIMITED TO, ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. FURTHERMORE, UNDER NO CIRCUMSTANCES SHALL EITHER PARTY BE RESPONSIBLE FOR INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL, PUNITIVE, OR EXEMPLARY DAMAGES ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY ACTS OR OMISSIONS ASSOCIATED THEREWITH OR RELATING TO THE USE OF THE PRODUCT, WHETHER SUCH CLAIM IS BASED ON BREACH OF WARRANTY,

CONTRACT, TORT, OR OTHER DAMAGES OR WHETHER ANY OTHER REMEDY PROVIDED HEREIN FAILS.

     8.  Force Majeure
         -------------

         8.01 Star shall not be liable to B&W by reason of delay for non-performance, if and so long as such delay or non-performance is caused by occurrences beyond the reasonable control of Star (hereinafter "Force Majeure Event") including, but not limited to the following: acts of God; expropriation or confiscation of facilities; compliance with any regulation, order or law of any governmental authority; shortage or unavailability of Materials, equipment or labor through no fault of Star; criminal acts; acts of war, rebellion, insurrection or sabotage, or damage resulting therefrom; fires, floods, explosions, and washouts; accidents, epidemics, breakdowns, riots, strikes or other industrial disturbances, whether direct or indirect; or any cause, whether or not of the same class or kind as those specifically named above, not within the reasonable control of the Party whose performance is affected. In the event a Force Majeure Event continues for more than sixty (60) days), B&W may in its sole discretion, terminate the affected Order, or may terminate this Agreement within seventy-five (75) days from the date of the first occurrence of the Force Majeure Event provided that the Force Majeure Event is continuing on the date of termination.

         8.02 The Parties recognize that Star will be manufacturing the Product for its own needs. During any period in which, because of any Force Majeure Event, Star is unable to fulfill its own needs and its obligations to B&W under this Agreement, Star agrees, to the extent it is able to manufacture Product to manufacture in proportion to the respective volumes of Product (based upon committed quantities) for each party in the previous full twelve (12) calendar months prior to the year in which the Force Majeure Event occurs.

     9.  Miscellaneous Provisions
         ------------------------

         9.01 Star represents and warrants that it has and will have the available manufacturing capacity to and will produce on a timely basis B&W Requirements of the Brands as specified in B&W's Orders which are issued in conformance with the provisions of this Agreement.

         9.02 B&W will recognize, and will reimburse Star for, the cost of any Tobacco Materials or Packaging Materials which may become obsolete due to changes in specifications mandated as a result of changes in laws or regulations or a B&W request.

         9.03 B&W grants to Star any license that may be necessary under any of B&W's registered trademarks solely and for the limited purpose of enabling Star to fulfill its obligations under this Agreement.

         9.04 Each Party will hold in confidence and will not, without the prior written consent of the other Party, use, reproduce, distribute, transmit, transfer or disclose, directly or indirectly, in any form or by any means or for any purpose any Confidential Information of the other Party except as explicitly provided for in this Agreement. As used herein, the term "Confidential Information" shall mean proprietary information that is provided to or obtained from one Party to the other Party including without limitation information regarding the development, manufacturing, marketing, promotion and sale of the Product and any other information which derives economic value, actual or potential, from not being generally known to, and not generally ascertainable by proper means by, other persons. The recipient of Confidential Information may only disclose such information to its employees, consultants, accountants and legal advisors, on a need-to-know basis and will exercise reasonable commercial care in protecting the confidentiality of the other party's Confidential Information.

     (b) The obligations of a recipient party with respect to Confidential Information shall remain in effect during and after the term of this Agreement (including any renewals and extensions hereof) and thereafter for Trade Secrets and for a period of five (5) years thereafter for Confidential Information other than Trade Secrets except to the extent the receiving party can show:

         1. such Confidential Information or Trade Secrets has or became generally available to the public other than as a result of a disclosure by the recipient, or its directors, officers, employees, agents or advisors;

         2. such Confidential Information or Trade Secrets became available to the recipient on a non-confidential basis from a source other than the disclosing party or its affiliated companies (provided that such source is not bound by any confidentiality obligations to the disclosing party or its affiliated companies); or

         3. the disclosure of such Confidential Information or Trade Secrets is necessary to comply with applicable law, regulation or the order or other legal process of any court, governmental or similar authority having jurisdiction over the recipient.

     (c) In the event the recipient becomes legally compelled to disclose any of such Confidential Information or Trade Secrets by any governmental body or court, recipient will provide the disclosing Party with prompt notice so that the disclosing Party may seek a protective order or other appropriate remedy. Recipient will furnish only that portion of such Confidential Information which is legally required and will exercise its reasonable business efforts to obtain appropriate assurance that confidential treatment will be accorded such Confidential Information.

        9.05 B&W will not challenge the validity of Star's patent(s) covering the Product and will support Star's efforts to enforce such patent(s), but B&W will not be bound by a patent invalidated in a proceeding brought by a third party.

        9.06 No amendment or modification or addition to this Agreement shall be binding upon either Party unless reduced to writing.

        9.07 Any notice or other communication to either Party to this Agreement required or permitted hereunder shall be in writing pursuant to the Restated Master Agreement and shall be deemed to be effective when received by such Party.

        9.08 The validity, construction and performance of this Agreement shall be governed and interpreted in accordance with the laws of the State of Georgia.

        9.09 The provisions of Sections 2.04, 4.01, 4.02, 4.03, 4.04, 4.05,
4.06, 6.03, 6.04, 7.01, 7.02, 7.03, 7.04, 9.04, 9.07 and 9.09 shall survive the termination of expiration of this Agreement as applicable.


                           [SIGNATURE PAGE FOLLOWS]

                    SIGNATURE PAGE TO HARD TOBACCO AGREEMENT
                    ----------------------------------------

     IN WITNESS WHEREOF, the parties have executed this Agreement by their duly authorized officers as of the effective date shown above.


                                        Brown & Williamson Tobacco Corporation

                                        [***]



                                        Star Scientific, Inc.

                                        [***]